Exhibit q.(1)
HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203
POWER OF ATTORNEY
     I, James F. Perna, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and authority to sign for me, in my name and in my capacity as Director of the Corporation, the Corporation’s registration statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to file these documents with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm my signature as it may be signed by said agent and attorney-in-fact as herein authorized.
Dated: September 27, 2006
/s/ James F. Perna
James F. Perna
Director and Chairman of the Board

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203
POWER OF ATTORNEY
     I, Francis Lucier, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and authority to sign for me, in my name and in my capacity as Director of the Corporation, the Corporation’s registration statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to file these documents with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm my signature as it may be signed by said agent and attorney-in-fact as herein authorized.
Dated: September 27, 2006
/s/ Francis Lucier
Francis Lucier
Director

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203
POWER OF ATTORNEY
     I, Anthony C. Williams, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and authority to sign for me, in my name and in my capacity as Director of the Corporation, the Corporation’s registration statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to file these documents with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm my signature as it may be signed by said agent and attorney-in-fact as herein authorized.
Dated: September 27, 2006
/s/ Anthony C. Williams
Anthony C. Williams
Director

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203
POWER OF ATTORNEY
     I, Peter R. Morris, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling, of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and authority to sign for me, in my name and in my capacity as Director of the Corporation, the Corporation’s registration statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to file these documents with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm my signature as it may be signed by said agent and attorney-in-fact as herein authorized.
Dated: Sept 27, 2006
/s/ Peter R. Morris
Peter R. Morris
Director and President

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203
POWER OF ATTORNEY
     I, Anthony Marinello, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and authority to sign for me, in my name and in my capacity as Director of the Corporation, the Corporation’s registration statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to file these documents with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm my signature as it may be signed by said agent and attorney-in-fact as herein authorized.
Dated: January 29, 2007
/s/ Anthony Marinello
Anthony Marinello
Director and Vice President

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203
POWER OF ATTORNEY
     I, Sheri Cooper, the undersigned Treasurer of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and authority to sign for me, in my name and in my capacity as Treasurer of the Corporation, the Corporation’s registration statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to file these documents with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm my signature as it may be signed by said agent and attorney-in-fact as herein authorized.
Dated: September 27, 2006
/s/ Sheri Cooper
Sheri Cooper
Treasurer

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203
POWER OF ATTORNEY
     I, Douglas Johnson, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and authority to sign for me, in my name and in my capacity as Director of the Corporation, the Corporation’s registration statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to file these documents with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm my signature as it may be signed by said agent and attorney-in-fact as herein authorized.
Dated: September 27, 2006
/s/ Douglas Johnson
Douglas Johnson
Director

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203
POWER OF ATTORNEY
     I, Kenneth R. Meyer, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and authority to sign for me, in my name and in my capacity as Director of the Corporation, the Corporation’s registration statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to file these documents with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm my signature as it may be signed by said agent and attorney-in-fact as herein authorized.
Dated: September 27, 2006
/s/ Kenneth R. Meyer
Kenneth R. Meyer
Director

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203
POWER OF ATTORNEY
     I, Sheldon C. Petersen, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling, of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and authority to sign for me, in my name and in my capacity as Director of the Corporation, the Corporation’s registration statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to file these documents with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm my signature as it may be signed by said agent and attorney-in-fact as herein authorized.
Dated: September 27, 2006
/s/ Sheldon C. Petersen
Sheldon C. Petersen
Director

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203
POWER OF ATTORNEY
     I, Mark Rose, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and authority to sign for me, in my name and in my capacity as Director of the Corporation, the Corporation’s registration statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to file these documents with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm my signature as it may be signed by said agent and attorney-in-fact as herein authorized.
Dated: January 30, 2007
/s/ Mark Rose
Mark Rose
Director